Non-Current Assets and Disposal Groups Held for Sale	6 Months Ended
Jun. 30, 2019
Components of Other Non-Current Assets and Disposal Groups Held for Sale [Abstract]
Disclosure of non-current assets or disposal groups classified as held for sale [text block]

Non-Current Assets and Disposal Groups Held for Sale

Within the balance sheet, non-current assets and disposal groups held for sale are reported in Other assets and Other liabilities. This note provides further explanation on the nature and the financial impact of the non-current assets and disposal groups held for sale as of June 30, 2019.

Non-Current Assets and Disposal Groups Held for Sale at the Reporting Date

Total assets held for sale amounted to € 105 million as of June 30, 2019 (December 31, 2018: € 2.7 billion) and the disposal groups included liabilities of € 82 million as of June 30, 2019 (December 31, 2018: € 1.2 billion).

As of June 30, 2019, there were no unrealized net gains or losses (December 31, 2018: € 0 million) relating to non-current assets and disposal groups classified as held for sale recognized directly in accumulated other comprehensive income (loss).

On June 9, 2019 and as planned, Deutsche Bank completed the sale of its Private & Commercial Clients business in Portugal to ABANCA. The unit was previously classified as a disposal group held for sale in the first quarter 2018. Upon closing, the Group transferred assets under management of approximately € 3 billion, deposits of € 1 billion, and loans of € 3 billion as well as approximately 330 FTE to ABANCA.